OraSure Technologies JPMorgan Health Care Conference January 10, 2019 Exhibit 99.3

CONFIDENTIAL Forward-Looking Statements These slides and the associated presentation contain certain forward-looking statements, including statements with respect to revenues, earnings, technology, new products, product performance, markets, clinical development, regulatory filings and approvals, and business plans. Factors affecting these statements include, but are not limited to, the ability to develop new technology, technology changes, ability to fund research and development, required regulatory approvals, product performance and market acceptance of products. Please see the Company’s SEC filings, including its registration statements, and the Company’s most recent Form 10-K and Form 10-Q, for a more detailed description of specific factors that may cause actual results or events to differ materially from those described in the forward-looking statements. The Company undertakes no duty to update these statements.

Investment Rationale Industry leader in DNA/RNA sample self-collection, stabilization and preparation products and rapid point-of-care infectious disease testing. Multiple growth drivers, many in early stages of uptake and market growth: Leadership position in molecular sample collection/stabilization expanding customer base and broadening utilization New products and services focused on the Microbiome offer tremendous growth potential Expand further in established markets Strong demand for OraQuick HIV Self Test which addresses significant market opportunity OraQuick HCV test being evaluated for country wide eradication programs Developing and acquiring new products and programs for large global opportunities Two recent exciting acquisitions highlight our active business development efforts Focused on expanding offerings to provide end-to-end solution encompassing tools, diagnostics and services Significant ramp in manufacturing capacity for OraQuick and Oragene and improved production efficiency Strong cash position with no debt and sustainable profitability CONFIDENTIAL

Strategic Growth Pillars CONFIDENTIAL

History of Developing Infectious Disease Solutions CONFIDENTIAL Proven and reliable lateral flow platform Rapid testing is vital to maximize linkage to care for infected patients Ideal solution for low resource settings 2004 2010 2002 2012 2015 2016 2018 Lateral Flow Platform

HIV Self-Test Global Health Problem: 36.9M living with HIV Estimated that only 75% of people with HIV know their status Majority of undiagnosed have limited or no access to health services Opportunity/Drivers: Gates Foundation charitable support agreement for international HIV self testing breaks down cost barrier UNAIDS’s cited self-testing as an innovation critical to achieving the 90:90:90 goals of diagnosis, therapy and viral suppression UNITAID/PSI Self-Testing in Africa (STAR) program A majority of purchases were outside of STAR initiative in Q3 2018 Our Solution: OraSure offers the only WHO prequalified rapid oral HIV Self Test CONFIDENTIAL Source: WHO/UNITAID

HIV Self Test Market Opportunity Leaders in Global HIV Testing OraQuick HIV Self Test Growth Self-test interest ranging from smaller pilot programs to higher volume screening programs in over 40 countries   Global HIV self test volumes are expected to grow to an estimated 16M by the end of 2020 – UNITAID/WHO CONFIDENTIAL

Hepatitis C


Prevalence of Hepatitis C
High: >3.5%
Moderate: 1.5–3.5%
Low: <1.5%
No Data

36 countries with national plans to combat hepatitis
33 countries formulating national plans



OraQuick® Rapid Antibody Test HCV

Global Health Problem:

- Globally, an estimated 71M people have chronic Hepatitis C infection
- Approximately 399,000 people die each year from HCV
- An estimated 3.5M people in the US have chronic HCV with an estimated 41,200 new infections in 2016
- The majority of HCV infections remain undiagnosed

Opportunity/Drivers:

- Antiviral medicines can cure more than 95% of persons with HCV
- Recognized bodies and countries contemplating HCV eradication programs
- Price for HCV therapy is reduced in developing countries

Our Solution:

- First and only FDA-approved, CLIA-waived rapid HCV test *
- Only WHO prequalified rapid oral fluid HCV test
- Accurate and simple test: sensitivity and specificity comparable to lab-based immunoassays with results in 20 minutes

Source: WHO & CDC

** VWB and FSWB only*

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2004 2011 2005 2008 2014 2016 2018 600 series Molecular – A History of Innovation CONFIDENTIAL All-in-one, easy, reliable and non-invasive collection High quality DNA and RNA Ambient temperature stability Compatible with high throughput automation Strong IP Strong revenue growth Note: DX products are FDA cleared

Building blocks for better informed health and wellness End-to-end quality in sampling, services, and bioinformatics S A M P L E S URINE BLOOD GUT ORAL OTHER SKIN Informing Health, Wellness, Infectious Disease, Chronic Disease, and Cancer VAGINAL Multiomics Paving the Way to the New Health Paradigm Optimized Sample High Quality Extract & Process Data Capture Analysis Action Results driven by Algorithms 10

Improving the Method of Sample Collection Anytime, anywhere, anyone sampling All-in-one, easy, reliable and non-invasive assisted and self-collection CONFIDENTIAL Growth coming from existing customers and increased demand from emerging genetic testing offerings and large studies The only FDA 510(k) cleared device for collection, stabilization and ambient temperature transportation and storage of DNA from saliva.

Key Enabler for Personal Genomics November 2017 – Announced multi-year $143M supply agreement for OrageneŸDx to a leading consumer genomics customer, with minimum annual purchase requirements. CONFIDENTIAL DNA Genotek “has done for DNA collection what Google did for Web searches: made it ridiculously simple and efficient.” – TIME Magazine Embark’s Dog DNA Test Kit, which uses a customized version of our Performagene product, was one of Oprah’s Favorite Things 2018. “There’s nothing better than discovering your roots—and that goes for fur babies, too... Incredible!” (Japan) (China)

Molecular Revenue Growth CONFIDENTIAL

Microbiome Impact to Healthcare The microbiome is believed to influence many diseases and biological processes Gastrointestinal diseases, Type 1&2 Diabetes, skin conditions, the urinary tract, women’s health and neonatal health It provides a means of intercepting disease and personalizing treatments Diagnostics, therapeutics and preventive medicine are all enabled with this new perspective CONFIDENTIAL The human-associated microbiome comprises the trillions of micro organisms that live on us and in us

Establishing the New “Gold Standard” CONFIDENTIAL “Stabilization of biological samples is crucial for accurate analysis of microbiome data …… provides a robust, reproducible workflow that enables standardized global collection, storage, and analysis of stool for microbiome studies” “…“The Biobank for Microbiome Research in Massachusetts (BIOM-Mass) at the Harvard T.H. Chan School of Public Health will create a state-of-the-art facility and integrated platform allowing the Massachusetts life science community to collect, use, and analyze microbiome-targeted biospecimens in human populations”

Research Diagnostic Direct-to-Consumer Pharma Curiosity Market Opportunities Informing Health, Wellness, Infectious Disease, Chronic Disease, and Cancer High Quality Lab Services From sample to solution: Tools & Services to transform optimal data into health insights Sample Extract & Process Analyze Data Action Results Optimized Samples Bioinformatics & Machine Learning S A M P L E S GUT ORAL SKIN VAGINAL Multiomics: Delivering end-to-end solutions 16

Business Development Strategy CONFIDENTIAL Strong cash position with no debt Enhance the Company’s long-term growth and profitability profile Provide attractive returns for our stockholders going forward Identify opportunities to license technology or acquire products or companies that complement or leverage our existing business or enhance our end-to-end service offerings Advance our goal of being an innovation-driven company by adding differentiated products and services in high-end growth markets around the world

Growing our tools capabilities with Novosanis

Novosanis' urine collection technology expands molecular collection portfolio and advances OraSure's expertise in non-invasive sample collection and stabilization

Sample → Extract & Process → Analyze Data → Action Results

SAMPLES
- ORAL
- GUT
- VAGINAL
- SKIN
- **URINE**



Strategic Rationale: Colli-Pee technology serves high-growth markets including liquid biopsy and STI diagnostics where OraSure can leverage its existing intellectual property, and brand and market expertise to deliver even more value to existing, and new, Molecular customers

- Privately held, Belgium-based; founded in 2013
- Early commercial-stage producer and distributor of urine sample collection devices
- **Colli-Pee**, the only available easy-to-use device designed for the standardized collection of first-void urine in the privacy of the user's home or at a clinic
- Offers significant competitive advantages to urinary testing companies including: superior test performance, ease-of-use for both collection and processing, flexible customization options based on specific use case requirements
- Initial commercial application is as a collection device for liquid biopsy tests in the prostate and bladder cancer markets

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Powering systems biology services with CoreBiome

CoreBiome leverages OraSure's leadership position in microbiome sample collection with end-to-end laboratory services that include sample processing, sequencing, and bioinformatics



Sample
Extract & Process
Analyze Data
Action Results

Strategic rationale:

- Positions OraSure to become a leading, end-to-end solution provider for researchers, DTC companies and therapeutic and diagnostic development customers, from sample to solution
- Powerful synergy from combining DNA Genotek's proprietary sampling and stabilization technology with CoreBiome's platform

- Privately held, Minnesota-based microbiome services provider
- Co-founded in 2016 by domain experts in microbiome informatics, genomics methods and clinical lab operations
- Proprietary technology provides fast, information-rich characterizations of microbial diversity and function, paired with machine learning and expert analytics
- Early-stage commercial company with customers in pharmaceutical, agricultural, and research communities

BoosterShot™

BenchMark™

StrainView™

Core Analysis™



MULTIOMICS
Genome
+
Transcriptome
+
Proteome
+
Metabolome

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Key Takeaways Significant growth opportunities exist in – consumer genomics, microbiome and systems biology, eradication programs for HIV and HCV. We will leverage our experience in tools, services and diagnostics: Core saliva genomics business remains central to our overall molecular strategy, and we intend to invest and grow this key business. Expanding our product portfolio with new products that build on our core strengths in genomics and microbiome and to expand deeper into multi-omics and systems biology. Expand our core HIV and HCV franchises globally through innovative testing programs, new registrations and collaborations with our customers and other stakeholders. Beyond HIV and HCV, we intend to leverage our strengths and relationships with existing customers by expanding our portfolio with products synergistic with our existing products. CONFIDENTIAL

Summary Novosanis and CoreBiome acquisitions are initial results for Business Development strategy Innovation-focused corporate growth strategy Early stages of several revenue growth drivers Growing and diversified product portfolio Robust manufacturing capacity for lead products Strong capital structure and sustained profitability to support growth CONFIDENTIAL